ReliaStar Life Insurance Company

and its

Separate Account N

VOYA ADVANTAGE CENTURYSM

Supplement Dated December 17, 2024 to the Contract Prospectus and

Updating Summary Prospectus, each dated May 1, 2024, as amended

This supplement to the variable annuity account contract prospectus (“contract prospectus”) and updating summary prospectus (“summary prospectus”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectus that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectus.

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NOTICE OF IMPORTANT INFORMATION ABOUT
AN UPCOMING FUND REORGANIZATION

On November 14, 2024, the Board of Directors of Voya Partners, Inc. approved a proposal to reorganize the Disappearing Portfolio with and into the following “Acquiring Portfolio” (the “Reorganization”):

Disappearing Portfolio	Acquiring Portfolio
Voya Solution 2025 Portfolio – Class I	Voya Solution Income Portfolio – Class I

Pursuant to disclosure in the Disappearing Portfolio’s Prospectus, the Reorganization is not subject to approval by shareholders of the Disappearing Portfolio. It is expected that the Reorganization will occur on or about August 8, 2025.

Following the Reorganization, the Disappearing Portfolio’s shareholders will hold shares of the respective Acquiring Portfolio, as reflected in the table above.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at:

Customer Service

P.O. Box 5050

Minot, ND 58702-5050

1-800-884-5050

Please retain this supplement for future reference.

X.100207-24C	December 2024